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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): OCTOBER 7, 2005

                        COMMISSION FILE NUMBER 000-15862

                                GVC VENTURE CORP.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                                   13-3018466
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                        (IRS Employer Identification No.)



 The Chrysler Building, 405 Lexington Avenue, Suite 2600, New York, NY   10174
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                    (Address of principal executive offices)

        Registrant's telephone number including area code: (212) 907-6610

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 27, 2005, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, GVC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("MergerCo"), and Cougar Biotechnology, Inc., a Delaware corporation ("Cougar"), pursuant to which MergerCo is to merge with and into Cougar, with Cougar remaining as the surviving corporation and becoming a wholly owned subsidiary of the Company (the "Merger"). The Merger and Merger Agreement are discussed in the Company's Current Report on Form 8-K dated (date of earliest event reported) June 27, 2005 filed by the Company with the Securities and Exchange Commission on June 28, 2005, and the Merger Agreement was filed as Exhibit 2.1 to that Report.

         On October 7, 2005, the Company, MergerCo and Cougar entered into a First Amendment to the Merger Agreement pursuant to which, among other things, Cougar agreed to increase the cash payment payable to the Company under Section 8.1(g) of the Merger Agreement to $10,000 for each month beyond September 30, 2005 that Cougar elects to extend the termination date of the Merger Agreement. Notwithstanding the foregoing, Cougar may not, without the consent of the company, extend the termination date of the Merger Agreement beyond December 31, 2005. A copy of the First Amendment to the Merger Agreement is attached to this Report as Exhibit 2.1(b), is incorporated herein by reference and the foregoing is qualified in its entirety by reference to the full text thereof.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired:

                  None.

         (b)      Pro forma financial information:

                  None.

         (c)      Exhibits:

                  2.1(a) Agreement and Plan of Merger (the "Merger Agreement") dated as of June 27, 2005 by and among the Company, GVC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("MergerCo"), and Cougar Biotechnology, Inc., a Delaware corporation ("Cougar"). Incorporated by reference to
                           Exhibit 2.1 to the Company's current Report on Form 8-K dated (date of earliest event reported) June 27, 2005, file No. 000-15862.

                  *2.1(b) First Amendment, dated October 7, 2005, to Merger Agreement by and among the Company, MergerCo and Cougar.


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         * Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 11, 2005

                             GVC VENTURE CORP.


                             By:  /s/ Bernard Zimmerman
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                                  Bernard Zimmerman
                                  Chairman of the Board of Directors, President, Chief Executive Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit Number    Description

 2.1(a) Agreement and Plan of Merger (the "Merger Agreement") dated as of June 27, 2005 by and among the Company, GVC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("MergerCo"), and Cougar Biotechnology, Inc., a Delaware corporation ("Cougar"). Incorporated by reference to
                  Exhibit 2.1 to the Company's current Report on Form 8-K dated (date of earliest event reported) June 27, 2005, file No. 000-15862.

 *2.1(b) First Amendment, dated October 7, 2005, to Merger Agreement by and among the Company, MergerCo and Cougar.



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         * Filed herewith.




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